GLOBAL REAL ESTATE SECURITIES MARKETS
                              A REVIEW and OUTLOOK
                         offered by LaSalle Securities

                                                                   FEBRUARY 2008

LaSalle Investment Management (Securities) L.P. and LaSalle Investment Management Securities B.V., (together "LaSalle Securities") subadvise Seligman LaSalle Global Real Estate Fund and Seligman LaSalle International Real Estate Fund. LaSalle Securities is a part of LaSalle Investment Management (LIM). LaSalle Investment Management is one of the world's leading real estate investment managers and has been managing public and private real estate assets for over 20 years.

What is your near-term outlook for global real estate securities, and what longer-term trends do you see?

The financial news was not good in late 2007. Concerns about a slowdown in the US economy and its subsequent impact on global growth have fueled volatility in the equity markets, with both the MSCI EAFE Index of the broad global stock market and the FTSE EPRA/NAREIT real estate company indexes down significantly since the beginning of 2008. In an effort to shore up the prospects for the US economy, the Federal Reserve slashed the Fed Funds Rate by 75 basis points in mid-January, and 50 basis points at month end, its fifth cut in five months. In addition, tax cuts loom large as a fiscal stimulus plan gets underway.

Many public real estate company analysts are predicting poor stock performance in at least the first half of 2008. We expect the most pessimistic of the 2008 predictions will fall wide of the mark, but it's clear that the credit system is in the midst of a setback, and the likelihood that the consumer will be impacted is increasing. High energy costs are having an impact on the consumer as well, with crude oil prices topping $100 per barrel in early January. The US economy is slowing, and consumer sentiment is at a low level.

On a positive note, fundamentals for most real estate markets around the world remain reasonably solid and are continuing to improve even if at a decelerating pace. Improved occupancy and, more significantly, market rental increases are driving increased property net income. In many markets, companies are finding that development and redevelopment activities are still profitable. The credit market issues that are reducing the amount of speculative new supply work to the advantage of the public real estate companies, which generally operate with lower leverage than their private counterparts. Our view is that strong fundamentals, limited new supply and continued strong institutional demand for real estate should limit operating downside in most global real estate markets for the next several quarters.

It is important to note that landlords are protected to a certain extent in a difficult economy given the long-term leases underlying their properties. Thus, generally, REIT earnings have less volatility than public equities as a whole. Historically, public real estate companies have been able to generate gains in earnings even in times when the economy was slowing. In fact, the REIT sector in the US has had only one negative earnings year in the past decade, demonstrating the protection provided by long-term leases.

Longer term, we expect that the trend towards securitization of real estate by public companies organized in REIT-like tax-pass-through entities will continue throughout the world, with significant growth in the German market in 2008 and 2009. More US REITs will take on properties and projects in other economies, often in joint venture with international financial institutions or investors. We believe that institutional investors will continue to increase their allocation to the real estate sector, and retail investors in many countries will become more comfortable with and interested in investing in companies that own diversified portfolios of income-producing properties.

In your view, are we expecting a recession in the US?
What impact would a US recession have on global real estate securities?

Our baseline forecast for the REIT sector calls for full year GDP growth of 1% in the US, with global GDP growth of 3%. We believe the strength of the global economy, the export support provided by the weak dollar, and strong Fed and other US government intervention will help prevent a hard landing.

It seems clear that, if the US economy catches cold, the rest of the global economy will grab the aspirin bottle. The US economy -- larger than the next three countries' GDPs combined -- continues to dominate the world's economic activity. The question is whether the market has overshot the reality. As often as not, the stock market has advanced during a recession, after having sold off.

We expect public real estate companies' earnings growth to continue for the foreseeable future in practically all of our markets. While this would logically lead to increases in the prices of global real estate stocks over the long term, market volatility and the tendency of short-term oriented investors to push prices away from fundamentals -- whether up or down -- will cause periods when there is a disconnect between the prices of real estate stocks and their underlying values. We believe today is one of those times.

Where do you currently see favorable opportunities in the marketplace from both a fundamentals and valuation standpoint?

Public real estate currently trades at a discount to private market values throughout the world. We estimate Price to Net Asset value discounts of 17% in the US, 26% in Europe, 5% in Asia, and 17% for the globe as a whole. We have seen some softening in private market values in the US and Europe, particularly for second tier assets, and we expect some additional softening in certain markets over the next several months. Still, we think the magnitude of decline will be limited by healthy (albeit softening) fundamentals, limited new construction, and continued strong appetites for real estate from institutional investors.

We think that high-quality retail centers will have minimal impact from the down-turn, and we expect that retailers will try to keep their best locations. Many of these companies seem to have very attractive relative valuation levels. We find apartments attractive in markets that have low single family affordability and limited overhang from condos. The apartment REITs are trading at above-average NAV discounts, and we believe public pricing already reflects expectations for a significant slowdown in demand.

[LOGO] The UK market has seen the severest markdown of share prices to property values, largely due to the fact that the only major real estate market in the country, London, is a financial services-focused city. British real estate market fundamentals are still solid with significant rental growth in the last few years, which should provide significant built-in positive rental increases for the next few years.

Continental Europe shows very solid real estate fundamentals combined with steady macroeconomic growth. Most markets are experiencing good same-property rental growth and have been less impacted by the credit market woes than have US or UK markets. We prefer companies with strong asset and management teams, particularly those with a retail focus. There seem to be attractive external growth opportunities available for companies involved in development activity and capital partnerships, as many management teams appear capable of adding value to the real estate held by these entities. The attractive valuations found in this region are supported by the fact that many companies are buying back stock.

[LOGO] Fundamentals for Australia in general are solid, although they vary by property sector. The strongest sectors are retail and office. Solid retail fundamentals are showing no sign of weakening and most office markets are improving nicely. Residential markets are seeing some improvement within city limits, but demand in outer suburbs remains weak. Many Australian companies have significant investments outside of Australia, which generally offer better yield spread to debt cost. The Australian market has seen no direct impact from the credit market turmoil until very recently, with the difficulties of Centro, a highly-levered company that has had difficulty refinancing short-term acquisition debt.

[LOGO] Japan has seen little direct impact from credit problems, yet stocks in these markets have declined recently with investor concern over potential future impacts. We think the Tokyo office market will have healthy revenue growth in this sector. We believe that tight occupancy with solid space demand will be what drives strong rental growth in the office sector. External growth through accretive acquisitions also remains available in these markets.

[LOGO] Fundamentals for Singapore are as strong as we have seen. Many companies are investing regionally (in China, Malaysia, Japan, Korea, Vietnam, and India) and provide a more stable way to invest in these rapidly growing economies.

[LOGO] The Hong Kong economy is very strong; its companies consistently outperformed in the second half of 2007 and company valuations are not as compelling as they were earlier this year. The growth of demand for new office space is outpacing the growth in supply, which has been a big positive for office rents in the market. Hong Kong's retail market continues to improve as general business sentiment and tourist spending remain strong. Several Hong Kong companies also provide a gateway to investing in China, which is seeing very strong growth in real estate market fundamentals.

Will global real estate companies be able to add to and upgrade their portfolios in this market? Do you expect to see Merger and Acquisitions (M&A) and privatization activity return?

Despite rising borrowing spreads and credit tightening, financing remains affordable and available for lower leverage investors such as the public real estate companies and institutional pension funds. Indeed, the evolving market may give these entities an opportunity to make the profitable investments only buyers with access to higher leverage could make over the past several years. At the same time, continued NAV discounts of the magnitude we see today in the market will attract those buyers that can secure appropriate financing. We expect there will be some increase in M&A activity later in the year, but we do not think it will return to the level of 2005-2006 any time soon.

Any final thoughts?

When assessing the uncertainty in the marketplace today, it is important to recall the cornerstone of a long-term investment strategy -- diversification. Real estate, specifically global real estate securities, plays an important role in diversifying mixed-asset portfolios. In fact, because of its historically low correlation to traditional equities and bonds and its strong historical risk-adjusted returns, studies have demonstrated that a prudent allocation to global real estate securities should be included in a mixed-asset portfolio for long-term investors.

Although we cannot erase all the uncertainty in the marketplace today, we are encouraged by the aggressive stance of the US Government. Both fiscal and monetary policies are being utilized to stave off a recession. These actions bode well for the US and global economies and for the prospects of the global real estate sector. Real estate fundamentals remain intact and we believe values look attractive.

Putting it all together in our discounted cash flow analysis, current prices give investors an opportunity to buy some of the best real estate around the globe at steep discounts.

Seligman LaSalle Global Real Estate Fund

TOP 10 HOLDINGS AS OF 12/31/07
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Westfield Group ............................................................6.4%
Simon Properties Group .....................................................4.3
ProLogis ...................................................................3.8
Vornado Realty Trust .......................................................3.7
Unibail ....................................................................3.2
Boston Properties ..........................................................2.4
Land Securities Group ......................................................2.4
Kimco Realty ...............................................................2.4
British Land ...............................................................2.4
Equity Residential .........................................................2.2
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Total .....................................................................33.2%
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Seligman LaSalle International Real Estate Fund

TOP 10 HOLDINGS AS OF 12/31/07
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Westfield Group ............................................................9.7%
Unibail ....................................................................4.0%
Land Securities Group ......................................................3.6%
British Land ...............................................................3.6%
Unibail-Rodamco ............................................................3.3%
GPT Group ..................................................................3.3%
Goodman Group ..............................................................2.9%
Mitsui Fudosan .............................................................2.7%
Klepierre ..................................................................2.7%
Nippon Building Fund .......................................................2.4%
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Total .....................................................................38.2%
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Top 10 holdings exclude short-term instruments and are shown as a percentage of total net assets. Each Fund is actively managed and its holdings are subject to change. There can be no assurance that the securities listed above have remained or will remain in a Fund's portfolio. Holdings should not be construed as a recommendation to buy or sell any security, an indication that any security is suitable for a particular investor or that any of the securities listed were or will be profitable. Portfolio holdings information is available at www.seligman.com.

The views and opinions expressed are those of LaSalle Securities as of the date stated, are provided for general information only, and do not constitute specific tax, legal or investment advice to any one person. Opinions, estimates, and forecasts may be changed without notice. There can be no guarantee as to the accuracy of market forecasts.

The listing of any securities herein should not be construed as a recommendation to buy or sell any issue. It should not be assumed that any of the securities or holdings discussed were or will prove to be profitable, or that investment recommendations or decisions made in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investments in real estate securities may be subject to specific risks, such as risks to general and local economic conditions, and risks related to individual properties. Investing in one economic sector, such as real estate, may result in greater price fluctuations than owning a portfolio of diversified investments.

Past performance does not guarantee or indicate future results.

Although real estate securities have, over the long-term, outperformed, this performance has not continued.

Diversification of your investment portfolio does not assure a profit or protect against loss in a declining market.

Smaller company stocks may experience larger price fluctuations than large-company stocks or other types of investments. The Funds are "non-diversified" and thus may hold fewer securities than other funds. A decline in the value of those investments would cause a Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Because of the special risks involved with investing in securities of emerging market companies, investing in such companies should be considered speculative and not appropriate for individuals who require safety of principal or stable income from their investments.

There is no guarantee that a Fund's investment goals/objectives will be met, and you could lose money.

This material is authorized for use only in the case of a concurrent or prior delivery of the offering prospectus of Seligman LaSalle Global Real Estate Fund. You should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing. The prospectus, which contains information about these factors and other information about the Fund, should be read carefully before investing. You can obtain Seligman LaSalle International Real Estate Fund's most recent Stockholder report by contacting your financial advisor or Seligman Services, Inc. at 800-597-6068. The report and other information are available on the Securities and Exchange Commission's EDGAR Database. Seligman Advisors, Inc. is the principal underwriter of the Seligman mutual funds. Seligman Advisors, Inc. is not affiliated with LaSalle Securities or LaSalle Investment Management.

  For more information on any of Seligman's real estate securities portfolios contact your financial advisor or Seligman Advisors, Inc. at 800-221-2783.

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